SUPPLEMENT TO THE PROSPECTUSES

OF
EVERGREEN INSTITUTIONAL MONEY MARKET FUNDS

                Effective immediately, under the section of the Funds’ prospectuses entitled “Opening an Account, Adding to an Account, and Selling Fund Shares,” the sentence corresponding to “Step 1” in the “By Phone” section of “Adding to an Account” is replaced with the following:

                Call the Evergreen Express Line (available 24 hours a day) at 1.800.346.3858, or, to speak with an Evergreen funds service representative, call 1.800.847.5397 between 8 a.m. and 6 p.m. ET on any business day.

Also effective immediately, under the section of the Funds’ prospectuses entitled “Opening an Account, Adding to an Account, and Selling Fund Shares,” the sentence in the “By Phone” section of “Selling Fund Shares” is replaced with the following:

Call the Evergreen Express Line (available 24 hours a day) at 1.800.346.3858, or, to speak with an Evergreen funds service representative, call 1.800.847.5397 between 8 a.m. and 6 p.m. ET on any business day.

August 8, 2008	582798 (8/08)